Exhibit 99.10

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.8359%



        Excess Protection Level
          3 Month Average  5.41%
          August, 1998  6.35%
          July, 1998  5.17%
          June, 1998  4.71%


        Cash Yield                                  19.08%


        Investor Charge Offs                        5.09%


        Base Rate                                   7.64%


        Over 35 Day Delinquency                     5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,395,888,446.37